                          FORM OF MONTHLY STATEMENT
                           CAPITAL ONE MASTER TRUST
                                SERIES 1995-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of July 15, 1997, and with respect to the performance of the Trust during the month June, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

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
A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

   1)The total amount of the distribution to Class A Certificateholders on July 15, 1997
     per $1,000 Original Principal Amount                                                                               4.6702083333
                                                                                                                 -------------------

   2)The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates, per $1,000 Original Principal Amount                                                  4.6702083333
                                                                                                                 -------------------

   3)The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                 -------------------

B) Information Regarding Distributions to the Class A Certificateholders (Stated on the Basis of $10,000 Original Principal Amount)

   1)The total amount of the distribution to Class A Certificateholders on July 15, 1997
                                                                                                                       46.7020833333
                                                                                                                 -------------------

   2)The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates                                                                                       46.7020833333
                                                                                                                 -------------------

   3)The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates                                                                                        0.0000000000
                                                                                                                 -------------------

C) Information Regarding Distributions to the Class A Certificateholders (Stated on the Basis of $100,000 Original Principal Amount)

   1)The total amount of the distribution to Class A Certificateholders on July 15, 1997
                                                                                                                      467.0208333333
                                                                                                                 -------------------

   2)The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates                                                                                      467.0208333333
                                                                                                                 -------------------

   3)The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates                                                                                        0.0000000000
                                                                                                                 -------------------
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
D)  Class A Investor Charge Off's and Reimbursement of Charge Off's

   1)The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                 -------------------

   2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                          0.0000000000
                                                                                                                 -------------------

   3)The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                 -------------------

   4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-2 Investor Certificateholder's
     Investment)                                                                                                        0.0000000000
                                                                                                                 -------------------

   5)The amount, if any, by which the outstanding principal balance of the Class A Certificates
     exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                 -------------------

E) Information Regarding Distributions to the Class B Certificateholders (Stated on the Basis of $1,000 Original Principal Amount)

   1)The total amount of the distribution to Class B Certificateholders on July 15, 1997
     per $1,000 Original Principal Amount.                                                                              4.7588194872
                                                                                                                 -------------------

   2)The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class B Certificates, per $1,000 Original Principal Amount.                                                 4.7588194872
                                                                                                                 -------------------

   3)The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                 -------------------

F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

   1)The amount of Class B Investor Charge Off's
                                                                                                                                0.00
                                                                                                                 -------------------
   2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000 Original Principal Amount
                                                                                                                        0.0000000000
                                                                                                                 -------------------
   3)The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's
                                                                                                                                0.00
                                                                                                                 -------------------
   4)The amount set forth in paragraph 3 above, per $1,000 Original Principal
     Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-2 Investor Certificateholder's Investment)
                                                                                                                        0.0000000000
                                                                                                                 -------------------
   5)The amount, if any, by which the outstanding principal balance of the
     Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date
                                                                                                                                0.00
                                                                                                                 -------------------
G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal to
                                                                                                                          26,250,000
                                                                                                                 -------------------
H) The Required Collateral Amount as of the close of business on such
Distribution Date, after giving effect to any withdrawal from the Collateral
Account and payments to the Collateral Indebtedness Holder on such Distribution
Date, will be equal to
                                                                                                                          26,250,000
                                                                                                                 -------------------

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